Debt - Senior Notes	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt - Senior Notes	Debt – Senior Notes

In December 2015 the Company issued $350 million in the private placement market which is due for repayment in 2020. The interest rate in respect of these Senior Notes is fixed at 3.64% for the five year term. The interest cost is recognized in interest expense in the period since drawdown in December 2015.

In October 2015, the Company entered into an interest rate hedge in respect of the planned issuance of the Senior Notes in December 2015. The interest rate hedge matured in November 2015 when the interest rate on the Senior Notes was fixed. The interest rate hedge was effective in accordance with ASC 815 'Derivatives and Hedging'. The cash proceeds ($4.6 million), representing the realized gain on the interest rate hedge, were received on maturity in November 2015 and are recorded within Other Comprehensive Income. The realized gain is being amortized to the Consolidated Statements of Operations over the term of the Senior Notes (net against interest payable).

The Senior Notes agreement also includes certain financial covenants that require compliance with a consolidated leverage ratio, a minimum EBIT to consolidated net interest charge ratio and a maximum amount of priority debt, each of which are defined in the Note Purchase and Guarantee Agreement. The Company was in compliance with these covenants at December 31, 2019.

The Senior Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

We regularly evaluate our financing arrangements and related market conditions. We are evaluating the opportunity to extend or modify our existing arrangements or pursue additional financing arrangements that may result in the issuance of new debt securities by us or our affiliates. Cash and short-term investments were $569.9 million at December 31, 2019.